Exhibit 32.2

CERTIFICATION OF CO-CHIEF EXECUTIVE OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Mark Gatto, Co-Chief Executive Officer and Co-President of ICON GP 14, LLC, the General Partner of the Registrant, in connection with the Quarterly Report of ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P. (the “Partnership”) on Form 10-Q for the quarter ended September 30, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Quarterly Report”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.       The Quarterly Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.       The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

Date: November 12, 2015

/s/ Mark Gatto

Mark Gatto

Co-Chief Executive Officer and Co-President

ICON GP 14, LLC